================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): JANUARY 31, 1997

                       BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------


        DELAWARE                       333-16233                93-1225376
------------------------------    ---------------------     -------------------
State or other jurisdiction of     (Commission File No.)          (I.R.S.
 incorporation or organization                                    Employer
                                                             Identification No.)


               C/O BAY VIEW BANK
             2121 SO. EL CAMINO REAL
              SAN MATEO, CALIFORNIA                               94403
--------------------------------------------------           ----------------
      Address of principal executive offices                     Zip Code


       Registrant's telephone number, including area code: (415) 573-7300


                                 Not Applicable
--------------------------------------------------------------------------------
            (Former name, former address, and former fiscal year,
                         if changed since last report)

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated January 31, 1997


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                    BY:   BAY VIEW 1997 RA-1 AUTO TRUST
                          BAY VIEW SECURITIZATION CORPORATION
                          ORIGINATOR OF TRUST



Dated:    March 25, 1997      By:      /s/ David A. Heaberlin
                                       ----------------------
                                       David A. Heaberlin
                                       Executive Vice President and
                                       Chief Financial Officer




                                    Page 2